                                 LEASE AGREEMENT

                                     between

                             JOLIN REALTY, LANDLORD

                                       and

                             TELLURIAN, INC., Tenant















Dated:   November 12, 1996

                                      INDEX

PARAGRAPH 1     DEFINITIONS                                                  1

PARAGRAPH 2     DESCRIPTION OF DEMISED PREMISES                              3

PARAGRAPH 3     COMMENCEMENT OF TERM                                         3

PARAGRAPH 4     TERM                                                         3

PARAGRAPH 5     RENT AND OTHER CHARGES                                       4

PARAGRAPH 6     USE OF DEMISED PREMISES                                      6

PARAGRAPH 7     RIGHT TO INSPECT AND REPAIR                                  7

PARAGRAPH 8     REPAIRS                                                      7

PARAGRAPH 9     UTILITIES                                                    8

PARAGRAPH 10    ALTERATIONS                                                  8

PARAGRAPH 11    SIGNS                                                        9

PARAGRAPH 12    ASSIGNMENT                                                   9

PARAGRAPH 13    COMPLIANCE AND ISRA AND OTHER
                ENVIRONMENTAL LAWS                                          11

PARAGRAPH 14    DAMAGE BY FIRE OR OTHER CASUALTY                            13

PARAGRAPH 15    EMINENT DOMAIN                                              14

PARAGRAPH 16    WAIVER OF LANDLORD'S LIABILITY                              15

PARAGRAPH 17    INSURANCE TO BE PROVIDED BY TENANT                          15

PARAGRAPH 18    WAIVER OF SUBROGATION                                       16

PARAGRAPH 19    INDEMNITY                                                   16

PARAGRAPH 20    DEFAULT OF TENANT                                           17

PARAGRAPH 21    LANDLORD'S REMEDIES ON DEFAULT OF TENANT                    18

PARAGRAPH 22    SUBORDINATION OF LEASE                                      20

PARAGRAPH 23    EASEMENTS                                                   20

PARAGRAPH 24    LANDLORD'S INABILITY TO PERFORM                             20

PARAGRAPH 25    NO PERSONAL LIABILITY  OF LANDLORD                          20

PARAGRAPH 26    SUBMISSION NOT AN OFFER TO LEASE                            21

PARAGRAPH 27    TENANT'S ESTOPPEL                                           21

PARAGRAPH 28    FINANCIAL AND OTHER INFORMATION                             21

PARAGRAPH 29    LANDLORD'S RIGHT TO SHOW PREMISES                           21

PARAGRAPH 30    QUIET ENJOYMENT                                             21

PARAGRAPH 31    NO ABATEMENT OF RENT                                        22

PARAGRAPH 32    ACCORD AND SATISFACTION                                     22

PARAGRAPH 33    EFFECT OF WAIVERS                                           22

PARAGRAPH 34    LEASE CONDITION                                             22

PARAGRAPH 35    MORTGAGEE'S NOTICE AND OPPORTUNITY TO CURE                  22

PARAGRAPH 36    LANDLORD'S RESERVED RIGHT                                   23

PARAGRAPH 37    CORPORATE/PARTNERSHIP AUTHORITY                             23

PARAGRAPH 38    RECORDING                                                   23

PARAGRAPH 39    NUMBER AND GENDER                                           23

PARAGRAPH 40    COMPLIANCE WITH RULES AND REGULATIONS                       23

PARAGRAPH 41    SECURITY DEPOSIT                                            23

PARAGRAPH 42    RIGHT TO CURE TENANT'S BREACH                               24

PARAGRAPH 43    MECHANIC'S LIENS                                            24

PARAGRAPH 44    EXTENSION OF TERM                                           25

PARAGRAPH 45    PARKING SPACES                                              25

PARAGRAPH 46    LANDLORD'S LIABILITY FOR LOSS OF PROPERTY                   25

PARAGRAPH 47    PARTIAL INVALIDITY/GOVERNING LAW                            25

PARAGRAPH 48    BROKER                                                      25

PARAGRAPH 49    COMPLETE AGREEMENT                                          26

PARAGRAPH 50    PARAGRAPH HEADINGS                                          26

PARAGRAPH 51    LANDLORD'S LIEN                                             26

PARAGRAPH 52    NOTICE                                                      26

PARAGRAPH 53   WAIVER OF TRIAL BY JURY                                      26

PARAGRAPH 54   APPLICABILITY TO HEIRS AND ASSIGNS                           26

PARAGRAPH 55   EXPIRATION OF TERM - RETURN OF DEMISED
               PREMISES IN GOOD CONDITION                                   27

PARAGRAPH 56   HOLDOVER TENANCY                                             27

PARAGRAPH 57   ADDITIONAL COVENANTS                                         27

PARAGRAPH 58   MISCELLANEOUS                                                29

EXHIBIT A      FLOOR PLAN

EXHIBIT B      COMMENCEMENT DATE CERTIFICATE

EXHIBIT C      RULES AND REGULATIONS

                                 LEASE AGREEMENT

         LEASE AGREEMENT, dated as of the 12th day of November 1996, between JOLIN REALTY, whose address is 75 Portland Avenue, P.O. Box 39, Bergenfield, New Jersey 07621 ("Landlord") and TELLURIAN, INC., a Delaware corporation whose address is 15 Industrial Avenue, Upper Saddle River, New Jersey 07458 ("Tenant").

                                   WITNESSETH:

         For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant agree as follows:

         1. DEFINITIONS. The following terms whenever used in this Lease shall have only the meanings set forth in this Paragraph 1, unless such meanings are expressly modified, limited or expanded elsewhere herein. Other terms are defined elsewhere in this Lease.

               (1)  Building shall mean 300 Route 17 South, Mahwah, New Jersey.

               (2) Broker shall mean: Burns Commercial Realty, Inc. and Provest, Inc.

               (3) Commencement Date shall mean: the "Date of Completion" as defined in Article 3 hereof

               (4) Demised Premises shall mean: A portion of the building located at 300K Route 17 South, Mahwah, New Jersey, known as 300K Route 17 South, consisting of approximately 10,312 square feet, as more particularly shown on the attached plan designated as Exhibit "A." The Demised Premises are also known as the "Premises".

               (5) Exhibits: The following Exhibits attached to this Lease are incorporated herein and made a part hereof.

                               Exhibit A        Floor Plan
                               Exhibit B        Commencement Date Certificate
                               Exhibit C        Rules and Regulations

               (6) Basic Rent shall mean: SEVEN HUNDRED FIFTY THOUSAND AND 00/100 ($750,000.00) DOLLARS for the Term, payable as follows:

                    (A) Basic Rent: SEVENTY FIVE THOUSAND AND 00/100 ($75,000.00) DOLLARS.

                    (B) Monthly Basic Rent: SIX THOUSAND TWO HUNDRED FIFTY AND 00/100 ($6,250.00) DOLLARS.

               (7) Force Majeure shall mean and include: Situations beyond Landlord's control, including by way of example and not by way of limitation, acts of God, accidents, repairs, strikes, shortages of labor, supplies or materials (provided that Landlord will make a good faith effort to find substitute materials and supplies in the event of shortages), inclement weather or, where applicable, the passage of time while waiting for an adjustment of insurance proceeds.

               (8) Landlord shall mean: JOLIN REALTY, a New Jersey Partnership with offices at 75 Portland Avenue, P.O. Box 39, Bergenfield, New Jersey 07621

               (9) Parking Spaces shall mean: A total of thirty (30) parking spaces.

               (10) Property shall mean: the entire parcel of land and
                    improvements consisting of Block 137, lot 1 of which the Demised Premises are a part.

               (11) Permitted Use shall mean: Office and Light Electronic
                    Assembly.

               (12) Rent shall mean: Basic Rent and Additional Rent.

               (13) Security Deposit shall mean: Six (6) months' Basic Rent.

               (14) Standard Industrial Classification ("SIC") Number of Tenant
                    is 3570. The SIC Numbers are described in the Standard Industrial Classification Manual (1987) of the Office of Management and Budget, Executive Office of the President of the United States.

               (15) Tenant shall mean: TELLURIAN, INC.

               (16) Tenant's Property Expense Rent Share shall mean: 12.9% of operating expenses of the Property to be paid by Tenant during the term of the Lease, as more fully set forth in Paragraph 5(B).

               (17) Term shall mean: Ten (10) years from the Commencement Date.

               (18) Termination Date shall mean: The day before the tenth anniversary of the Commencement Date.

         2. DESCRIPTION OF DEMISED PREMISES. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Demised Premises, as shown on the plan initiated by the parties hereto marked Exhibit A annexed hereto and made part hereof in the Building which is situated on the Property.

         3. COMMENCEMENT OF TERM.

              (A) Landlord agrees that, Landlord's expense, prior to Commencement Date, it will construct and improve the Demised Premises substantially in accordance with the plans and specifications attached hereto as Exhibit A (hereinafter "Landlords Work"). Landlord shall have no obligations to perform any other work in the Demised Premises, and Tenant specifically agrees that it will accept the Demised Premises in "AS IS" condition, as modified by the performance of Landlord's Work.

              (B) Lease Commencement shall occur upon the earliest of (a) when Landlord has substantially completed all the work to be done by Landlord in accordance with Exhibit A, subject to "punchlist" items which do not materially interfere with Tenant's use and enjoyment of the Demised Premises, and Landlord has delivered to Tenant a temporary or final Certificate of Occupancy, or (b) upon occupancy of the Demised Premises by Tenant (hereinafter "Date of Completion"). Tenant will execute the Commencement Date Certificate attached hereto as Exhibit B, within 15 days after Landlord's request for the purpose of establishing the Commencement Date of the Lease.

              (C) Landlord's Work shall be completed in a timely manner from the date Landlord obtains a building permit, provided, however, that said time of completion shall be extended by and delay occasioned by scarcity of materials, installation of improvements requested by Tenant, approval of plans by Tenant, strikes, labor disputes, weather conditions which inhibit construction, fire or other casualties, governmental restrictions and regulations, delays in transportation and any other construction delays beyond the reasonable control of the Landlord. In the event the time for completion of Landlord's Work is extended by reason of any of the foregoing, then the time for completion will be extended by the period of delay caused by any of the foregoing. If Landlord shall be unable to give possession because a Certificate of Occupancy or any other required certificate, permit or variance has not been procured, or because of the holding over or retention of possession of any tenant or occupant, or because construction, repairs, improvements or decorations of the Demised Premises or Building required to be performed by Landlord are not completed in the manner set forth in this Lease or for any other reason, Landlord shall not be subject to any liability for the failure to give possession. No such failure to give possession shall in any other respect affect the validity of this Lease or the obligations of Tenant hereunder.

         4. TERM The Demised Premises are leased for the Term to commence at 12:01 a.m. on the Commencement Date and to end at 11:59 p.m. on the Termination Date, or on such other date as the Term may expire or be terminated pursuant to the revisions of the Lease or pursuant to law, at which time Tenant shall deliver up the Demised Premises in accordance with all of the terms hereof.

         5. RENT AND OTHER CHARGES.

                (A) Basic Rent. Tenant shall pay to Landlord during the Term, the Basic Rent as defined in Paragraph 1 (hereinafter called "Basic Rent"), payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Basic Rent shall accrue at the Yearly Rent as defined in Paragraph 1 and shall be the Term as Monthly Basic Rent as defined in Paragraph 1 and shall be payable in advance on the first day of each calendar month during the Term as Monthly Basic Rent as defined in Paragraph 1, in accordance with the provisions of this Lease herein set forth, except that if the Commencement Date is not the first (1st) day of the month, Rent for the month in which the Commencement Date occurs shall be prorated to the end of the month, the first (1st) full monthly installment of Rent shall be due on the first day of the next month and after the expiration of the number of years in the Term of this Lease, the Term shall expire on the last day of the same month in which the Commencement Date of the Term occurred, it being the intention of the parties that the Term expire on the last day of the month. Landlord acknowledges receipt from Tenant of the first installment of Monthly Basic Rent by check, subject to collection, for Basic Rent for the first month of the Term.

                (B) Property Expense Rent. It is expressly agreed that Tenant will pay, in addition to the Basic Rent, an Additional Rent to cover Tenant's share of the operating expenses of the Property as defined in Paragraph 1, for each Calendar Year (or proportionate part thereof if the Lease was not in effect during the entire Calendar Year), during the Term of the Lease (hereinafter "Tenant's Property Expense Rent Share"). The term "Property Expense Rent" or "Property Expense" shall mean all costs incurred by Landlord in connection with the operation and maintenance of the Property, including but not limited to each of the categories of expense enumerated as follows:

                        (i) Real Estate Taxes shall include but not be limited to any tax or assessment levied, assessed or imposed anytime upon or against the Property, or any part thereof, Landlord, or upon the Rent including but not limited to, Real Estate, City, County, Borough, Township, school and transfer taxes, or taxes, assessments or charges levied, imposed or assessed against the Property by any other taxing authority, whether general or specific, ordinary or extraordinary; foreseen or unforeseen. If, due to a future change in the method of taxation, any franchise, income or profit tax shall be levied against Landlord in substitution for, or in lieu of, or in addition to, any tax which would otherwise constitute a Real Estate Tax, such franchise, income or profit tax shall be deemed to be a Real Estate Tax for the purposes hereof.

                        (ii) Common Area Expenses shall include but not be limited to all costs and expenses incurred by Landlord for operating, maintaining, repairing, and/or replacing any and all, or any part of the common area of the Property (or installation therein, thereon, thereunder or thereover) including but not limited to parking area, sidewalks, curbs, grounds, water lines, electric lines, gas lines, sanitary sewer line, and storm water lines, and all costs and expenses incurred by Landlord for landscaping and the removal of snow, ice and debris.

                        (iii) Common Utility Expenses shall include but not be limited to, all costs and expenses incurred by Landlord for water, including standby sprinkler charges, sewer, gas and electricity and any other utility charges for utilities servicing the common area of the Property.

                        (iv) Repair and Maintenance Expenses shall include but not be limited to, all costs and expenses incurred by Landlord for repair and maintenance of all or any part of the Property, including any expense attributed to costs incurred by Landlord for any capital improvements or structural repairs to the common area of Property required by any changes in laws, ordinances, rules or regulations that were not in effect when the Property was constructed, but shall specifically exclude all or any part of the Property which is the obligation of any Tenant to repair and maintain.

                        (v) Insurance Expense shall include but not be limited to, all costs and expense for insurance, including fire and extended coverage and public liability and any rental insurance, all risk insurance or any other insurance which Landlord may from time to time carry for Landlord's benefit. In the event Tenant's use of the Demised Premises results in an insurance rate higher than normally applicable rates, Tenant shall be fully responsible for the expense differential caused by Tenant's use.

                (C) Calendar Year. As used herein, Calendar Year shall mean the twelve (12) month period commencing January 1 and ending December 31, provided, however, Landlord may, in its sole discretion, upon ten (10) days notice to Tenant, change the Calendar Year period.

                (D) Payment of Property Expense Rent. Landlord shall upon final determination of Property Expenses at the end of each Calendar Year, provide tenant written notice of such final determination. Tenant shall pay its Property Expense Rent in full no later than thirty (30) days after notice by Landlord of the amount thereof. If requested by Landlord, Tenant shall pay its Property Expense Rent in twelve (12) monthly installments on the first day of each month on an estimated basis as determined by Landlord. Any amount paid by Tenant which exceeds the actual amount due shall be credited to the next succeeding payment due pursuant hereto. If Tenant has paid less than the actual amount due, Tenant shall pay the difference to Landlord within thirty (30) days after receipt of Landlord's request therefor. During the first and last years of the Term, the amount payable by Tenant hereunder shall be prorated for the Fraction of the Calendar Year included in the Term. In addition to any other administrative and overhead charges which Landlord is entitled to collect from Tenant as Property Expenses and a charge of fifteen (15%) percent of such Property Expenses and shall be added to Tenant's Expense Rent Share to cover Landlord's administrative overhead charges.

                (E) Books and Records. Landlord shall maintain books of account which shall be open to Tenant and its representatives during normal business hours so that Tenant can determine that such Property Expenses have been paid or incurred. Any disagreement with respect to any one or more of said charges if not satisfactorily settled between landlord and Tenant shall be referred by either party to an independent Certified Public Accountant to be mutually agreed upon, and if such an accountant cannot be agreed upon, the American Arbitration Association in Somerset, New Jersey shall, at the request of either party, be asked to select an arbitrator, whose decision on the dispute will be final and binding upon both parties, who shall jointly share any cost of such arbitration. Pending resolution of said dispute, Tenant shall pay to Landlord the sum so billed by Landlord subject to its ultimate resolution as aforesaid.

                (F) Right of Review. Once Landlord has finally determined Property Expenses at the end of a Calendar Year, then as to the particular expense so established, Tenant shall only be entitled to dispute said expense or review the records therefor, for a period of three (3) months after such expense is established, and Tenant specifically waives any right to dispute any such expense, or review the records therefor, at the expiration of said three (3) month period.

                (G) Late Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord of Basic Rent or Additional Rent or any part thereof will cause Landlord to incur costs not contemplated by the Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on the Landlord by the terms of any mortgage covering the Property. Accordingly, if payment of Basic Rent or Additional Rent or any part thereof shall not be received by Landlord within five (5) days after such amount shall be due, the Tenant, without any requirement for notice to Tenant, shall pay to Landlord a late charge equal to four (4%) percent of the unpaid amount due for each and every five (5) day period which has elapsed between the day said amount is due and the date the amount is received by Landlord. The parties hereby agree that such late Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount; nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                (H) Additional Rent. All payments Tenant is required to make pursuant to this Lease, other than Basic Rent, shall constitute additional rent ("Additional Rent") and, if Tenant defaults in any such payment, Landlord shall have (in addition to any rights and remedies granted herein) all rights and remedies provided by law for non-payment of Basic Rent.

                (I) Place of Payment. Tenant shall pay Rent as hereinafter provided, to Landlord at Landlord's above-stated address, or at such other place as Landlord may designate in writing, without the necessity of a bill therefore or demand of any nature whatsoever, and without counterclaim, deduction or set-off.

         6. USE OF DEMISED PREMISES. The Tenant shall use and occupy the Demised Premises for office and light electronic assembly, as provided under the applicable zoning ordinances of the Borough of Mahwah and for no other purpose. It is a consideration of this

Lease, that the use of the Demised Premises shall be limited to those uses as otherwise hereinbefore specified, and that such uses be subject to and consistent with any Certificate of Occupancy issued by the Township of Mahwah. Such use does not permit the stacking of merchandise or materials against the walls, so as to create a load or weight factor upon the walls, or to tie in, Tenant's racking systems with such walls, not the hanging of equipment from (or otherwise loading) the roof or structural members of the Building without the express written consent of the Landlord. The Tenant shall not use or occupy or permit the Demised Premises to be used or occupied, nor do or permit anything to be done in or on the Demised Premises, in a manner which will in any way violate the Certificate of Occupancy affecting the Demised Premises, or make void or voidable any insurance then in force with respect thereto, or which will make it impossible to obtain fire or other insurance required to be furnished by the Tenant hereunder, at regular rates, or which will cause or be likely to cause structural damage to the Building or any part thereof, or which will constitute a public or private nuisance, or which would adversely affect the then value thereof. Tenant shall, in the use and occupancy of the Demised Premises, comply with all laws, orders and regulations of the federal, state and municipal governments or of any of their departments affecting the Demised Premises. If any repairs or improvements are made necessary in order to comply with any of the aforesaid governmental rules and regulations, then Tenant shall, at Tenant's cost and expense, make said repair and/or improvement subject to Tenant's obligation to secure Tenant's Approval. Landlord represents that at the time of the issuance of the Certificate of Occupancy the Demised Premises shall be in compliance with any laws, orders, or regulations of the federal, state or municipal governments or any of their departments affecting the Demised Premises. the Tenant shall not permit or cause any odor, sound, vibration, effluent, pollution or other condition that is either in Landlord's opinion or by law noxious or offensive. Nothing herein contained shall be deemed or construed to constitute a representation or guaranty by the Landlord that any specific business may be conducted in the Demised Premises or is lawful under the Certificate of Occupancy.

         7. RIGHT TO INSPECT AND REPAIR. Landlord may enter the Demised Premises but shall not be obligated to do so (except as required by any specific provision of this Lease) at any reasonable time on reasonable notice to Tenant (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacement or additions, in, to, on, and about the Demised Premises or the Building, as Landlord deems necessary or desirable. Tenant shall have no claims or cause of action against Landlord by reason thereof. In no event shall Tenant have any claim against Landlord for interruption to Tenant's business, however occurring, including, but not limited to, that arising from negligence of Landlord, its agents, servants or invitees, or from defects, errors or omissions in the construction or design of the Demised Premises and/or the Building, including the structural and non-structural portions thereof.

         8. REPAIRS. (A) Tenant shall keep, replace and maintain in good order, condition and repair the premises and each and every part thereof (except for repairs specifically required of Landlord pursuant to subparagraph (C) of this Paragraph 8) including, without limitation, any air conditioning units and systems; heating units and systems; plumbing units and systems; sprinkler systems; electrical systems; equipment; facilities and fixtures. Landlord represents to Tenant that on the Commencement Date, all systems servicing the Demised Premises shall be in good working order. The aforesaid obligation of Tenant shall also include, without limitation, all necessary painting and decorating and the replacement of any glass which may be damaged or broken. Notwithstanding the foregoing, all damage or injury to the Premises or to appurtenances, whether requiring structural or non-structural repairs, caused by the negligence or improper conduct of Tenant, or its employees, invitees, licensees or agents, shall be repaired promptly by Tenant at its sole cost and expense. If Tenant refuses or neglects to make such repairs of fails to diligently prosecute the same to completion within 15 days after written notice from Landlord to Tenant of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense shall be collectible as additional rent together with a service fee, as provided in Paragraph 5 hereof, if Tenant shall fail to make such payment promptly.

                (B) Tenant shall obtain a maintenance contract for the heating, ventilation and air conditioning systems in the building. Such contract shall provide for semi-annual maintenance of the HVAC systems, and copies of the maintenance agreement shall be submitted to Landlord, together with an annual report of the maintenance company as to the condition and repairs made to the systems. The firm or person maintaining the HVAC systems shall be a person who is certified and licensed to service refrigerating equipment as such certification or licenses may be required by law or any governmental agency.

                (C) Landlord shall keep, replace and maintain in good order and condition and repair common areas and the roof, roof deck, outside walls and concrete floors, subject, however, the cost of same to the extent applicable shall be paid by the Tenant, as the Tenant's proportionate share, pursuant ot the provisions of Paragraph 5 hereof.

         9. UTILITIES. Landlord shall not be required to provide any services to Tenant, other than bringing the utilities to the building, and Tenant agrees to arrange directly with the appropriate utility companies for supply of gas, electricity, water, light, power, telephone and any other utility service and shall pay all fees, deposits, expenses and charges therefrom to such companies. Landlord shall not be liable to Tenant for any delay or failure in Tenant's receipt of any such utilities, and in no event shall such delay or failure, regardless of cause or cost, constitute a constructive eviction of Tenant or permit Tenant any abatement of Rent or allow Tenant to terminate this Lease.

         10. ALTERATIONS. The Tenant shall not change the Demised Premises or make any additions, alterations, or improvements to the Demised Premises without the Landlord's prior written consent. Any alterations, improvements or additions in or about the Demised Premises that Tenant shall desire to make shall be submitted to Landlord in written form, with proposed detailed plans. any alterations, improvements or additions proposed by Tenant shall be further subject to the following:

                (a) Tenant shall first obtain requisite permits including, but not limited to, a new

Certificate of Occupancy, if necessary, and authorizations from governmental authorities having jurisdiction;

                (b) Obtain, if applicable, any fee mortgagee's or ground lessee's prior written consent;

                (c) Any alterations shall be made promptly (unavoidable delays excepted), in a workmanlike manner in accordance with any alteration plans and in compliance with applicable laws and governmental regulations;

                (d) The cost of the alterations shall be paid by Tenant so that the Demised Premises remains free of any liens;

                (e) If requested by Landlord, post with Landlord adequate security to assure restoration of the premises at the end of the Term;

                (f) Tenant shall maintain proper insurance as required by Landlord;

                (g) No change or alterations shall, when completed, tie in or connect the Demised Premises with any other building on adjoining property;

                (h) No permitted alteration shall be undertaken until detailed Plans and Specifications have first been submitted to and approved in writing by Landlord, and if required, by the fee mortgagee or ground lessee. The Tenant shall be responsible for paying any of Landlord's fees in reviewing the Plans and Specifications. At the completion of the alteration or restoration, "as-built" plans shall be delivered to Landlord;

                (i) Any alteration made by Tenant under this Paragraph 10 hereof shall, at Landlord's option, become Landlord's property, or, at the election of Landlord, shall be removed by the Tenant thirty (30) days prior to the termination of the Term and the Demised Premises shall be restored to its condition prior to such alteration. The security deposited under Paragraph 10(e) hereof shall be returned to the Tenant at the end of the Term if Landlord elects to have such improvement remain, or, returned to Tenant after restoration by Tenant if Landlord directs that said alteration be removed and the Demised Premises restored.

         11. SIGNS. The Tenant shall not install any sign on the roof or on the exterior surface of the Building walls or grounds, or any portion of the Demised Premises without the prior written consent of the Landlord.

         12. ASSIGNMENT AND SUBLETTING. The terms of the Paragraph 12 shall apply every time that an assignment arises by operation of law and every time that the Tenant desires to make any of the following agreements:

               a)   an assignment of all or part of this Lease;

               b)   a sublease of all or part of the Demised Premises; or

               c) an agreement allowing a third party to use or occupy all or part of the Demised Premises.

     If an assignment arises by operation of law, or if the Tenant desires to make any of the above-described agreements, then the Tenant shall:

               a) provide the Landlord, in writing, with an explanation of the circumstances of the assignment by operation of law or provide the Landlord with the complete terms of the proposed agreement;

               b) arrange for the prospective assignee, sublessee, or third party user to meet with the Landlord; and

               c) provide the Landlord, in writing, with any reasonably requested information about the assignment by operation of law, the proposed agreement, or the proposed assignee, sublessee, or third party use.

     Within fourteen (14) days after the Tenant satisfies the above-described three requirements, the Landlord, in its sole discretion, in accordance with the terms of this paragraph, shall either: (a) consent, (b) withhold its consent, or
(c) terminate this Lease.

     The Tenant shall not permit any assignee, sublessee, or third party user to use or take possession of all or part of the Demised Premises, unless the Landlord has consented in writing. In addition, before any assignment by operation of law or any proposed agreement takes effect, the Tenant, at its own expense, shall either comply with N.J.S.A. 13:1K et seq. ("ISRA"), if applicable, or obtain approval of a nonapplicability application.

     The Landlord shall consent to any proposed agreement to be made with any of the following "permitted" assignees, sublessees, or third party users which do not have a Standard Industrial Classification ("SIC") number which is covered by ISRA and provided that such assignees, sublessees, or third party users have a total net worth equal to or greater than the Tenant as of the date of such assignment or sublet:

               a) a parent corporation which has the power to direct the Tenant's management and operation;

               b) a subsidiary corporation whose management and operation are controlled by the Tenant;

               c) a corporation in which or with which the Tenant is merged or consolidated in accordance with applicable law; or

               d) a company which purchases substantially all of the Tenant's assets, and which assumes in writing all of Tenant's obligations under the Lease.

         By consenting to any assignment by operation of law or any proposed agreement, the Landlord shall not by releasing the Tenant from any of its obligations under the terms of this Lease. Any assignment shall include the assignee's assumption and agreement to perform all of the Tenant's obligations which arise during the term of the assignment. The Tenant shall promptly pay any "profit", related to this Lease of the Demised Premises, which the Tenant receives from any assignee, sublessee, or third party user, to the Landlord as Additional Rent. For purposes of this clause, "profit" shall mean any consideration received by the Tenant in excess of the Base Rent and additional rent due under the terms of this Lease, regardless of the costs incurred by the Tenant to effect any assignment by operation of law or any proposed agreement.

         Consent to any one assignment by operation of law or any one proposed agreement shall not be deemed to be consent to any subsequent assignment by operation of law or any subsequent proposed agreement and shall not be deemed to be a waiver of any of the terms of this clause.

         If the Landlord exercises its right of termination under the terms of this paragraph, and if an assignment by operation of law or a proposed agreement applies to all of the Demised Premises, then the Landlord may terminate this Lease for all of the Demised Premises. If, however, an assignment by operation of law or a proposed agreement only applies to part of the Demised Premises, then the Landlord may either: (a) terminate this Lease for that part of the Demised Premises or (b) terminate this Lease for that part of the Demised Premises covered by the assignment by operation of law or the proposed agreement, in which case the amount of Basic Rent and Additional Rent shall be prorated. Any termination shall be effective (60) days from the date on which the Tenant receives the Landlord's notice of termination. If the Landlord terminates this Lease for all of the Demised Premises, then the Landlord may lease all or part of the Demised Premises and/or any other space directly to the proposed assignee, sublessee, or third party user. If the Landlord terminates this Lease for part of the Premises, then the Landlord may lease that part of the Demises Premises and/or space other than the Demised Premises directly to the proposed assignee, sublessee, or third party user.

         Tenant shall reimburse Landlord for any expenses that may be incurred by Landlord in connection with any proposed assignment or sublease, including, without limitation, the reasonable costs of making investigations as to the acceptability of a proposed assignee or subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or sublessee.

         13. COMPLIANCE WITH ISRA AND OTHER ENVIRONMENTAL LAWS.

         Tenant acknowledges the existence of environmental laws, rules and regulations, including but not limited to the provisions of ISRA, as hereinafter defined. tenant shall comply with any and all such laws, rules and regulations. tenant warrants to Landlord that Tenant's SIC Number will not subject the Demised Premises to ISRA applicability. Any change by Tenant to an operation with an SIC Number subject to ISRA shall require Landlord's written consent. Any such proposed change shall be sent in writing to Landlord sixty (60) days prior to the proposed change.

Landlord, at its sole option, may deny consent.

         Tenant hereby agrees to execute such documents as Landlord reasonably deems necessary and to make such applications as Landlord reasonably requires to assure compliance with ISRA. Tenant shall bear all costs and expenses incurred by Landlord associated with any required ISRA compliance resulting from Tenant's use of the Demised Premises including but not limited to legal fees, state agency fees, engineering fees, clean-up costs, filing fees and suretyship expenses. As used in this Lease, ISRA compliance shall include applications for determinations of nonapplicability by the appropriate governmental authority. The foregoing undertaking shall survive the termination or sooner expiration of the Lease and surrender of the Demised Premises and shall also survive sale, or lease of assignment of the Demised Premises by Landlord. the Tenant shall immediately provide the Landlord with copies of all correspondence, reports, notices, orders, findings, declarations and other materials pertinent to the Tenant's compliance and the requirements of the New Jersey Department of Environmental Protection ("NJDEP") under ISRA as they are issued or received by Tenant.

         At no time during this Lease may Tenant store, upon the premises, hazardous substances as that term may be defined from time to time by the New Jersey Department of Environmental Protection and Energy or, by the Federal Environmental Protection Agency pursuant to Section 311 of the "Federal Water Pollution Act, amendments of 1972" (33 U.S.C. Section 1321) and the list of toxic pollutants designated by Congress of the Environmental Protection Agency pursuant to Section 307 of that Act (33 U.S.C. Section 1317).

         Tenant agrees not to generate, store, manufacture, refine, transport, treat, dispose of, or otherwise permit to be present on or about the Demised Premises, any Hazardous Substances. As used herein, Hazardous Substances shall be defined as any "hazardous chemical," "hazardous substance" or similar term as defined in the Comprehensive Environmental Responsibility Compensation and Liability Act, as amended (42 U.S.C. 9601, et seq.), the New Jersey Environmental Cleanup Responsibility Act, as amended, N.J.S.A. 13:1K-6 et seq. and/or the Industrial Site Recovery Act ("ISRA"), the New Jersey Spill Compensation and Control Act, as amended, the New Jersey Spill Compensation and Control Act, as amended, N.J.S.A. 58:10-23.11b, et seq., any rules or regulations promulgated thereunder, or in any other applicable federal, state or local law, rule or regulation dealing with environmental protection. It is understood and agreed that the provisions contained in this Section shall be applicable notwithstanding the fact that any substance shall not be deemed to be a Hazardous Substance at the time of its use by the Tenant but shall thereafter be deemed to be a hazardous Substance.

         In the event Tenant fails to comply with ISRA as stated in this paragraph or any other governmental law as of the termination or sooner expiration of this Lease and as a consequence thereof Landlord is unable to rent the Demised Premises, then the Landlord shall treat Tenant as a holdover tenant in possession of the Demised Premises, until such time as Tenant complies with the foregoing. In such event, Tenant shall be responsible for the rental obligations as a month-to-month Tenant as provided in Paragraph 56 hereof.

         Tenant agrees to indemnify and hold harmless the Landlord and each mortgagee and ground lessee of the Demised Premises from and against any and all liabilities, damages, claims, losses, judgments, causes of action, costs and expenses (including the reasonable fees and expenses of counsel)which may be incurred by the Landlord or any such mortgagee or ground lessee or threatened against the Landlord or such mortgagee and ground lessee, relating to or arising out of any breach by Tenant of the undertakings set forth in this paragraph, said indemnity to survive the Lease expiration or sooner termination.

         14. DAMAGE BY FIRE OR OTHER CASUALTY

              (A) Substantial Damage. If the Demised Premises, Building or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If as a result the Demised Premises or Building is so damaged that substantial alterations or reconstruction of the Demised Premises or Building shall, in Landlord's sole opinion, be required (whether or not the Demised Premises or Building shall have been damaged) or if any mortgagee of the Demised Premises or Building requires the proceeds payable be used to retire the mortgage debt, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage. If this Lease is so terminated, rent shall be abated as of the date of such damage.

              (B) Restoration. If Landlord does not terminate this Lease pursuant to Subsection A of this Paragraph 14, Landlord shall, within seventy-five (75) days after receipt by Landlord of the proceeds payable in respect of such fire or other casualty, proceed with reasonable diligence to restore the Demised Premises or Building (subject to Force Majeure) to substantially the same condition in which it was immediately prior to the occurrence of the casualty. Landlord shall not be required to rebuild, repair or replace any part of Tenant's furniture, furnishings, fixtures or equipment. Such work shall include the scope of the work done by the Landlord when originally finishing the Demised Premises in accordance with the working drawings, provided the Landlord shall not be required to spend for such work an amount in excess of the proceeds actually received by the Landlord and allocable thereto. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant, resulting in any way from damage or repair thereof, except that, subject to the provisions in the next sentence, Landlord shall allow Tenant a fair diminution of Basic Rent and Additional Rent during the time and to the extent the premises are unfit for occupancy. If the Demised Premises or any portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees or invitees, the Basic and Additional Rent hereunder shall not be diminished during repair of such damage.

              (C) Right of Cancellation by Tenant in the Event of a Casualty. If this Lease is not otherwise terminated as provided in Subparagraphs A and B above, then Landlord agrees that Landlord shall within twenty (20) days of the date of the casualty notify Tenant as to Landlord's estimate, as verified by Landlord's architect or engineer, of the amount of time reasonably anticipated to complete restoration after the casualty. If the estimated time of completion of the restoration would exceed one (1) year, then Tenant shall have the right by written notice to Landlord to terminate this Lease, such written notice to be given by Tenant to Landlord within ten (10) days of the date of receipt by Tenant of Landlord's original notification of the estimated restoration time period. Failure of Tenant to cancel and terminate this Lease within the ten (10) day period as aforesaid shall be deemed a waiver of Tenant's rights under this Subparagraph C.

         15. EMINENT DOMAIN.

              (A) The term "Total Taking" means the taking of the Fee Title or Landlord's master Leasehold Estate to so much of the Demised Premises or a portion of the Building in which the Demised Premises is located, by right of Eminent Domain or other authority of law or a voluntary transfer under the threat of the exercise of law or a voluntary transfer under the threat of the exercise of the right of Eminent Domain or other authority. The term "Partial Taking" means the taking of only a portion of the Demised Premises or a portion of the Building in which the Demised Premises is located which does not constitute a Total Taking.

              (B) If a Total Taking occurs during the Term of this Lease, this Lease will terminate as of the date of the Taking. The phrase "Date of Taking" means the date of taking actual physical possession by the condemning authority or such earlier date as the condemning authority gives notice that it is deemed to have taken possession.

              (C) If a Partial Taking occurs during the Term of this Lease, Landlord may cancel this Lease by written notice given within sixty (60) days after the date of the Taking and this Lease will terminate on the date of the Taking. If the Lease is not so terminated, this Lease will continue in full force and effect as to the remainder of the Demised Premises. The Basic Rent payable by Tenant under Paragraph 5(a) for the balance of the Term will be abated in the proportion that the leasable area of the Demised Premises immediately prior to such taking, and Landlord will make all necessary repairs or alterations to make the remaining Demised Premises a complete architectural unit.

              (D) If, this Lease has not been otherwise canceled as hereinabove provided, and, if a Partial Taking occurs of more than fifty (50%) percent of the Demised Premises during the term of this Lease, then, in such even, Tenant may cancel this Lease by written notice given within sixty (60) days after the date of the Taking of this Lease will terminate as of the date of the Taking.

              (E) All compensation awarded for any such taking or conveyance, whether for the whole or in part of the Demised Premises or otherwise, shall be the property of the Landlord, whether such damages shall be awarded as compensation for the diminution or total loss in value of the leasehold or of the fee of the Demised Premises, and Tenant hereby assigns to Landlord all of Tenant's rights, title and interest in and to any such compensation. Tenant shall be entitled to separately petition the condemning authority for a separate award for its moving expenses and trade fixtures, but only if such separate award will not diminish the amount of proceeds payable to

Landlord.

              (F) If this Lease is terminated pursuant to the provisions of this paragraph, then all rentals and all other charges payable by Tenant to Landlord under this Lease will be paid up to the date of the Taking and any rentals and other charges paid in advance and allocable to the period after the date of the Taking will be repaid to Tenant by Landlord. Landlord and Tenant will then be released from all further liability under this Lease, subject to Tenant's liability for compliance with Paragraph 13.

     16. WAIVER OF LANDLORD'S LIABILITY. Tenant agrees, in addition to complying with Tenant's insurance requirements, to take such steps as it may deem necessary and adequate for the protection of itself and its agents, employees, invitees, and licensees, and the property of the foregoing by insurance, as a self-insurer or otherwise. As a consideration for the making of this Lease, Landlord shall not be liable for any injury to persons or damage to property located in the Demised Premises resulting from any cause whatsoever, including, without limitation, theft, fire, explosion, water, rain, snow, frost, steam, gas, electricity, heat, cold, dampness, sewers, odors, noise, leaks from any part of the Building or the roof, the bursting or leading of pipes, plumbing, electrical wiring and equipment, and fixtures of all kinds, or by any act or neglect of others, tenants or occupants of the Building. Tenant hereby waives all right of recovery which it might have against Landlord, Landlord's agents and employees for loss or damage to Tenant's furniture, Tenant Improvements, inventory, furnishings, fixtures, chattels and articles of personal property located on the Demised Premises, notwithstanding that such loss or damage may result from the negligence or fault of Landlord.

         17. INSURANCE TO PROVIDED BY TENANT. The Tenant, at its sole cost, shall maintain:

              (A) Property insurance against all risk of loss or damage to Tenant's Improvements by fire and such other casualties as may be included in the broadest form of all risk property insurance, specifying, among other hazards, insurance against flood and earthquake, and against such other risks or hazards as Landlord from time to time may designate, in an amount equal to the full replacement costs;

              (B) Comprehensive general liability insurance under a policy in which Landlord and others designated by Landlord are named as insured, with limits of not less than ONE MILLION ($1,000,000.00) DOLLARS for personal injuries and death resulting therefrom, and ONE MILLION ($1,000,000.00) DOLLARS for damage to property. The minimum limits shall be increased periodically during the Lease term as may be required by Landlord. Tenant's liability policy shall also afford coverage for products coverage, liquor law coverage (if applicable) and if Tenant's business includes temporary custody of customers' personal property, third party liability coverage;

              (C) Insurance against claims of personal injury (including death) or property damage arising out of or in connection with Tenant's construction activities, including without limitation, "all-risk builder's risk," worker's compensation and other insurance coverage as may be reasonably required by Landlord;

              (D) All insurance shall be effected under policies issued by insurers of recognized responsibility authorized to do business in the Stat of New Jersey and shall name Landlord and Tenant and any mortagee or ground lessor as their interest may appear, as the insured. Upon the execution of this Lease, Tenant shall deliver to Landlord a binder evidencing the required coverage and payment of premiums and shall deliver an original policy or certificate of insurance within fifteen (15) days of execution and thereafter not less than ten
(10) days prior to the expiration dates of expiring policies, originals of the policies or certificates evidencing the same bearing notations evidencing the payment of premium shall be delivered by Tenant to Landlord except that whenever the Demised Premises shall be mortgaged by the Landlord, such policies of insurance shall be lodged with the holder of the mortgage lien and certified copies shall be delivered to the Landlord. Each such policy shall not be canceled or modified without at least ten (10) days prior to written notice to the Landlord and to any mortgagee named therein;

              (E) Upon the default of the Tenant in effecting any such insurance or procuring or delivering the policies therefor as directed by the Landlord, or in paying the premiums thereof and any and all charges incidental thereto when the same become payable, or in procuring and delivering to the Landlord renewals of expired insurance and/or pay the premiums and other charges incidental thereto, and any and all amounts so paid by Landlord shall have all rights and remedies including summary proceedings, with respect to the same as with respect to Rent;

              (F) Landlord makes no representation that the limits of liability specified to be carried by Tenant or Landlord, under the terms of this Lease are adequate to protect Tenant against loss of Tenant's business, improvements and personal property, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

         18. WAIVER OF SUBROGATION. Notwithstanding the provisions of this paragraph of the Lease or any other provision of this Lease, in the event of any loss or damage to the Building, the Demised Premises and/or any contents (herein "property damage"), each party waives all claims against the other for any such loss or damage and each party shall look only to any insurance which it has obtained to protect against such loss (or in the case of Tenant, waives all claims against any tenant of the Building that has similarly waived claims against such Lessee) and each party shall obtain, for each policy of such insurance, provisions waiving any claims against the other party (and against any other tenant(s) in the Building that has waived subrogation against the Lessee) for loss or damage within the scope of such insurance.

         19. INDEMNITY. Tenant is and shall be in exclusive control and possession of the Demised Premises as provided herein, and Landlord shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on or about the Demised

Premises, nor for any injury or damage to the Demised Premises, nor to any property of Tenant, or of any other person contained therein.

         Tenant shall indemnify and save Landlord harmless against and from all liabilities, claims, suits, fines, penalties, damages, losses, fees, costs, and expenses (including reasonable attorneys' fees) which may be imposed upon, incurred by or asserted against Landlord by reason of:

                (a) Any work or thing done in, on or about the Demised Premises or any part thereof;

                (b) Any use, occupation, condition, operation of the Demised Premises or any part thereof or of any street, alley, sidewalk, curb, vault, passageway, or space adjacent thereto by Tenant or any employees, licensees or invitees;

                (c) Any other act or omission on the part of Tenant or any subtenant or any employees, licensees or invitees;

                (d) Any accident injury (including death) or damage to any person or property occurring in, on or about the Demised Premises; or any part thereof or in, on or about any street, alley, sidewalk, curb, vault, passageway, or space adjacent thereto by Tenant or any employees, licensees or invitees;

                (e) Any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease.

     The provision of this Paragraph 19 shall survive the expiration or earlier termination of this Lease.

         20. DEFAULT OF TENANT. Any of the following events shall be a default of Tenant:

              (A) Tenant's default in the payment of the due date of the Basic Rent and/or Additional Rent and/or any other payment required by tenant by this Lease, unless Tenant shall cure such default within ten (10) days after written notice thereof that such Basic Rent and/or Additional Rent and/or other payment required of Tenant hereunder is unpaid.

              (B) Tenant's default in the performance of any of the other covenants to Tenant or conditions of this Lease, unless Tenant wall cure such default within thirty (30) days after written notice of such default given by Landlord (or if any such default is of such nature that it cannot be completely cured within such period, then unless Tenant shall commence such curing within thirty (30) days after notice of such default given by Landlord and shall thereafter proceed with reasonable diligence and in good faith to cure such default).

              (C) Either: (i) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, (ii) a general assignment by Tenant for the benefit of creditors, (iii) any action taken or suffered by Tenant, voluntarily, under any insolvency or bankruptcy or reorganization act or law, or (iv) any order, judgment or decree entered, without the application, approval or consent of Tenant, by any Court of competent jurisdiction approving a petition seeking reorganization of Tenant, or appointing a custodian, receiver, trustee or liquidator of Tenant, or a substantial part of its assets and such order, judgment or decree continuing unstayed and in effect for any period of one hundred twenty (120) consecutive days or failing to have dismissed an involuntary petition in bankruptcy filed against it within one hundred twenty (120) days of the filing thereof.

         21. LANDLORD'S REMEDIES ON DEFAULT OF TENANT. Upon any default of Tenant as set forth in Paragraph 20 hereof, not cured within any notice and cure period provided, Landlord, at Landlord's sole option, may elect and enforce any one of the remedies hereinafter provided in this Paragraph 21; provided, however, that Landlord may, at Landlord's sole option, elect and enforce multiple remedies from among those remedies hereinafter provided to the extent such remedies are not inconsistent and are not legally mutually exclusive and to the extent Landlord deems the enforcement of such multiple remedies necessary or appropriate to indemnify and make Landlord whole from any loss or damage as a result of the default or defaults of Tenant; and provided further that Landlord deems necessary or appropriate to indemnify and make Landlord whole from any loss or damage as a result of the defaults of Tenant. Landlord shall have an affirmative duty to mitigate its damages.

              (A) Termination and Tenant's Liabilities. Landlord shall have the right to terminate this Lease forthwith, and upon notice of such termination given by Landlord to Tenant in accordance with the notice provisions of this Lease, Tenant's right to possession, use and enjoyment of the Demised Premises shall cease, and Tenant shall immediately quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable to Landlord as hereinafter provided. Upon termination of this Lease, Landlord may at any time thereafter re-enter and resume possession of the Demised Premises by any lawful means and remove Tenant and/or other occupants and their goods and chattels. In any case where Landlord has recovered possession of the Demised Premises by reason of Tenant's default, Landlord may, at Landlord's option, occupy the Demised Premises or cause the Demised Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Demised Premises or any part thereof as agent of Tenant or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original termination date of this Lease, at Landlord's sole option, and Landlord shall receive the rent therefor. Rent so received shall be applied first to the payment of such reasonable expenses as Landlord may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorneys' fees, and then to the payment of damages in amounts equal to the lost Rent (Basic and Additional) and other payments required of Tenant hereunder and to the costs and expenses of performance of the other covenants of Tenant as herein provided. Tenant agrees, in any such case, whether or not Landlord has relet, to pay to Landlord damage equal to the Basic Rent and Additional Rent and other sums herein agreed to be paid by Tenant less rentals, if any, receded in connection with any reletting as hereinafter provided. Tenant shall not be entitled to any surplus accruing as a result of any such reletting. In reletting the Demised Premises as aforesaid, Landlord may grant rent concessions, and Tenant shall not be credited with the rent so waived. Neither Landlord's occupancy nor any such reletting shall constitute a surrender and acceptance or be deemed evidence thereof for Basic Rent, Additioanl Rent, other payments and damages as herein defined, or shall be construed as a release of Tenant's liability hereunder.

              (B) Liquidated Damages. In any case where Landlord has recovered possession of the Demised Premises by reason of Tenant's default, hereunder landlord may at Landlord's option, and at any time thereafter, and without notice or other action by Landlord, and without prejudice to any other rights or remedies it might have hereunder or at law or equity, become entitled to recover from Tenant, as damages for such default, in addition to such other sums herein agreed to be paid by Tenant, to the date of re-entry, expiration and/or dispossession, an amount equal to the difference between (i) the sum of the Basic Rent and Additional Rent and other payments reserved in this Lease and required of Tenant hereunder from the date of such default to the Termination Date, and (ii) the then fair and reasonable rental value of the Demised Premises for the same period. Said damages shall become due and payable to Landlord immediately upon such breach of this Lease and without regard to whether this Lease shall have been terminated or not; and if this Lease be terminated or not; and if this Lease be terminated, without regard to the manner in which it is terminated. In the computation of such damage, the difference between any installments of Rent (Basic and Additional) thereafter becoming due and the fair and reasonable rental value, if less than the rent due under this Lease, of the Demised Premises for the period for which such installment was payable, shall be discounted to the date of such default at the rate of four (4%) percent per annum.

              (C) Specific Performance of Lease. If Tenant defaults in the observance or performance of any term to be observed or performed by Tenant under this Lease, Landlord may immediately or at any time thereafter and without notice to Tenant, perform the same for the account of Tenant and the expenses incurred with respect to such performance together with attorneys' fees and interest thereon shall be deemed Additional Rent hereunder and shall be paid by Tenant to Landlord on demand therefor.

              (D) Waiver of Right of Redemption. Tenant hereby waives all right of redemption to which Tenant or any person under Tenant, or any successor in interest to Tenant might be entitled by any law now or hereafter in force.

              (E) Other Remedies. In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary dispossess proceedings, and other remedies were not provided for in this Lease. During the pendency of any proceedings brought by Landlord to recover possession by reason of default, Tenant shall continue all money payments required to be made to Landlord, and Landlord may accept such payments for use and occupancy of the Demised Premises. In such event, Tenant waives its right in such proceedings to claim as a defense that the receipt of such money payments by landlord constitutes a waiver by Landlord of such default.

                (F) Payment of Landlord's counsel Fees and Other Costs, Interest. Tenant shall pay the Landlord as Additional Rent, upon demand, Landlord's attorneys' fees and all other costs and expenses of any proceedings instituted by reason of default of Tenant, together with any late charges which may apply for Tenant's failure to make such payments to Landlord when due.

         22. SUBORDINATION OF LEASE. This lease shall, at Landlord's option, or at the option of any ground lessee or holder of any first mortgage or deed of trust (the "Mortgage"), be subject and subordinate to any such ground lease and to any such Mortgage which may now or hereafter affect the real property of which the Demised Premises form a part, and also to all renewals, modifications, consolidations and replacements of said ground lease(s) and said Mortgage. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will, nevertheless, within five (5) days of receipt of same, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holder of said Mortgage or by any of the Landlords under such ground lease(s). Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute and deliver any such instrument for Tenant. If any ground lease(s) to which this Lease is subject terminates and any Mortgage superior to this Lease if foreclosed upon or otherwise sold, Tenant shall, on timely request, attorn to the owner of the reversion.

         23. EASEMENTS. Tenant shall permit Landlord or its designees to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wires, in, to and through the Demised Premises, as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Building in which the Demised Premises are located or any other portion of the Building and/or Property. All such work shall be done, so far as practicable, in such manner as to avoid unreasonable interference with Tenant's use of the Demised Premises.

         24. LANDLORD'S INABILITY TO PERFORM. This Lease and the obligation to pay Rent hereunder and perform all of the other terms to be performed by tenant hereunder shall not be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease.

         25. NO PERSONAL LIABILITY OF LANDLORD.

              (a) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Landlord, its constituent members (to include, but not be limited to, officers, directors, partners and trustees), their respective successors, assigns or any mortgagee in possession (for purposes of this paragraph, collectively referred to as "Landlord"), with respect to any of the terms, covenants and conditions of this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without exceptions whatsoever.

                (b) With respect to any provision of this Lease which provides that Tenant shall obtain Landlord's prior consent or approval, Landlord may withhold such consent or approval for any reason at its sole discretion, unless the provision specifically states that the consent or approval will not be unreasonably withheld. Should Landlord unreasonably withhold its consent, Tenant's sole remedy shall be Tenant's right to seek specific performance and no money damages shall be sought or allowed.

         26. SUBMISSION NOT AN OFFER TO LEASE. The submission of this Lease for examination does not constitute a reservation of, or option for, the Demised Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord and Tenant.

         27. TENANT'S ESTOPPEL. Tenant shall from time to time, within ten (10) days of receipt of a request from Landlord, execute, acknowledge and deliver to Landlord, or to anyone Landlord shall designate, without charge to Landlord, a written statement of Tenant certifying that (i) the Lease is unmodified and in full force and effect as modified and listing the instruments of modification;
(ii) the dates to which the rents and charges have been paid; (iii) that Tenant has not discharged or used and does not discharge or use any Hazardous Substances or waste at the Demised Premises or Building; and (iv) whether or not, to the best of Tenant's knowledge, Landlord is in default hereunder, and if so, specifying the nature of the default, and as to any other matters as may reasonably be so requested. It is intended that any such statement delivered pursuant to this Paragraph 27 may be relied upon by a prospective purchaser of Landlord's interest or mortgagee of Landlord's interest or of the fee or assignee or of any mortgage of Landlord's interest.

         28. FINANCIAL AND OTHER INFORMATION. Tenant has furnished the Landlord with Profit and Loss Statements and Balance Sheets and related statements, certified by a Certified Public Accountant. Tenant further agrees that it will, upon request by Landlord or any present or future mortgagee of Landlord, furnish to the Landlord an audited Profit and Loss Statement and Balance Sheet prepared by a Certified Public Accountant for the immediately preceding fiscal year and any other information regarding Tenant as Landlord or any present or future mortgagee of Landlord may reasonably request.

         29. LANDLORD'S RIGHT TO SHOW PREMISES. Throughout the Term of this Lease, Landlord shall have the right to enter the Demised Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the Property, and during the last twelve (12) months of the Term for the purpose of showing the same to prospective tenants. Landlord agrees to notify Tenant, either by telephone or writing, of the need for entry for purposes of showing the Demised Premises.

         30. QUIET ENJOYMENT. Landlord covenants that if and so long as Tenant pays the Basic Rent and Additional Rent and performs the covenants hereof, Tenant shall peaceably and quietly have hold and enjoy the Demised Premises for the term herein mentioned, subject to the provisions of this Lease and to any mortgage underlying this Lease or other agreements to which this Lease is subordinate.

         31. NO ABATEMENT OF RENT. Except as otherwise specifically provided in this Lease, there shall be no abatement, diminution or reduction of Basic Rent, Additional Rent or other charges or other compensation due to the Landlord by Tenant or any person claiming under it under any circumstances, including, but not limited to, any inconvenience, discomfort, interruption of business or otherwise.

         32. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than any Rent payable hereunder shall be deemed to be other than a payment on account of the stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided herein or by law.

         33. EFFECT OF WAIVERS. No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Landlord to or of any breach of any covenant, condition or duty of Tenant shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless in writing signed by Landlord.

         34. LEASE CONDITION. This Lease is expressly conditioned upon Landlord receiving the consent and approval of Landlord's mortgagee to its terms and provisions not later than thirty (30) days after its execution and delivery by both parties. Should said consent not be received within the aforesaid time period, Landlord may, at Landlord's sole option, cancel this Lease and return the first month's Basic Rent and Security Deposit to Tenant, which Tenant has deposited with Landlord upon execution of this Lease, and thereafter the parties shall have no further obligations to each other with respect to this Lease.

         35. MORTGAGEE'S NOTICE AND OPPORTUNITY TO CURE. Tenant agrees to give any mortgagees, by registered or certified mail, a copy of any notice of default served upon Landlord, provided that, prior to such notice, Tenant has been notified in writing (by way of notice of assignment of rents and leases or otherwise) of the name and address of such mortgagees. Tenant further agrees that, if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees shall have an additional thirty
(30) days within which to cure such default, or if such default cannot be cured within the time, then such additional time as may be necessary, if within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to commencement of foreclosure proceedings if necessary to effect such a cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         36. LANDLORD'S RESERVED RIGHT. Landlord and Tenant acknowledge that the Demised Premises are in a Building which is not open to the general public. Access to the Building is restricted to Landlord, Tenant, their agents, employees, and contractors and to their invited visitors. In the event of a labor dispute, including a strike, or picketing, informational or associational activities directed at Tenant or any other tenant, Landlord reserves the right unilaterally to alter Tenant's ingress and egress to the Building or make any other change in operating conditions to restrict pedestrian, vehicular or delivery ingress and egress to a particular location.

         37. CORPORATE/PARTNERSHIP AUTHORITY.

              (A) If Tenant is a corporation, Tenant represents and warrants that this Lease, and the undersigned's execution of this Lease, has been duly authorized and approved by the board of directors. The undersigned officers and representatives of the corporation executing this Lease on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Lease on behalf of the corporation, and, within ten
(10) days of execution hereof, Tenant will provide Landlord with a corporate resolution confirming the aforesaid.

              (B) If Tenant is a partnership, Tenant shall deliver to Landlord, at the time of execution of this Lease, a duly executed Consent of Partners confirming the authority of the General Partner(s) to execute this Lease, together with a certified copy of the filed Certificate of Partnership. Notwithstanding the foregoing, Tenant shall not be personally liable under the terms of this Lease and their personal assets shall not be subject to liens, changes, attachments or collections as a result of any actual or alleged default under the Lease.

         38. RECORDING. Tenant covenants that it will not record this Lease without the prior written consent of Landlord.

         39. NUMBER AND GENDER. The terms "Landlord" and "Tenant" wherever used herein shall be applicable to one or more persons, as the case may be, and the singular shall include the plural and neuter shall include the masculine and/or feminine, and if there be more than one, the obligations hereof shall be joint and several.

         40. COMPLIANCE WITH RULES AND REGULATIONS. Tenant shall, at Tenant's sole cost and expense, observe and comply with the Rules and Regulations hereinafter set forth in Exhibit D, annexed hereto and made a part hereof, and with such further reasonable rules and regulations as Landlord may prescribe, or written notice to Tenant, for the safety, care and cleanliness of the Building and of the Park and the comfort, quiet and convenience of other occupants of the Building.

         41. SECURITY DEPOSIT. Tenant shall deposit with Landlord on the signing of this Lease the Security Deposit, as set forth in Paragraph 1, for the full and faithful performance of

Tenant's obligations under this Lease, including, without limitation, the surrender of possession of the Demised Premises to Landlord as herein provided. If Landlord applies any part of said Security Deposit to cure any default of Tenant, Tenant shall, on demand, deposit with Landlord the amount so applied so that Landlord shall have the full Security Deposit on hand at all times during the Term. Landlord, in the event that the Demised Premises are sold, shall transfer and deliver the Security Deposit, as such, to the purchaser of the Demised Premises and shall notify Tenant thereof, and thereupon Landlord shall be discharged from any further liability in reference thereto. The Security Deposit, (less any portions thereof used, applied or retained by Landlord in accordance with the provisions of this Paragraph 41) which need not be placed in any separate account of Landlord, shall be returned to Tenant, without interest, within thirty (30) days after the expiration or sooner termination of this Lease without the fault of Tenant and after delivery of the entire Demised Premises to Landlord in accordance with the provisions of this Lease and satisfaction of an ISRA or other environmental requirements still pending at the time of expiration or termination of the Lease. Tenant covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and Landlord shall not be bound by any such assignment, encumbrance or attempt thereof.

    In the event of the insolvency of Tenant, or in the event of the entry of a bankruptcy judgment in any court against Tenant which is not discharged within thirty (30) days after entry, or in the event a petition is filed by or against Tenant under any chapter of the bankruptcy laws of the State of New Jersey or the United States of America, then in such event, Landlord may require Tenant to deposit additional security, to be held by, Landlord pursuant to the terms of this Lease, in an amount which in Landlord's sole judgment would be sufficient to adequately assure Tenant's performance of all of its obligations under this Lease including all payments subsequently accruing. Failure of Tenant to deposit the security required by this paragraph, within ten (10) days after Landlord's written demand, shall constitute a material breach of this Lease by Tenant.

         Landlord further agrees that upon the Tenant's initial public offering and submission to Landlord of documentation confirming such initial public offering, the Security Deposit amount shall be reduced to three (3) months' Basic Rent.

         42. RIGHT TO CURE TENANT'S BREACH. If Tenant breaches any covenant or condition of this Lease, Landlord may (but shall not be obligated to), on reasonable written notice to Tenant (except that no notice need be given in case of emergency), cure such breach at the expense of Tenant and the reasonable amount of all costs and expenses (including, without limitation, attorneys' fees, disbursements and costs), incurred by Landlord in so doing (whether paid by Landlord or not) shall be deemed Additional Rent payable on demand.

         43. MECHANIC'S LIENS. Tenant covenants not to suffer or permit any mechanic's or materialmen's or other liens to be filed against Landlord's fee or leasehold interest in the Building or Demised Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or any contractor, subcontractor or any other party or person acting at the request of Tenant or anyone holding the Demised Premises or any part thereof or under the tenant, and Tenant shall, within (15) days after receiving notice of the filing thereof, cause the same to be discharged of record by payment, deposit, bond or Order of a Court of competent jurisdiction or otherwise.

         44. EXTENSION OF TERM. (INTENTIONALLY OMITTED)

         45. PARKING SPACES. Tenant's occupancy of the Demised Premises shall include the use of those Assigned parking spaces as enumerated in Paragraph 1. Tenant shall, upon request, promptly furnish the Landlord the license numbers of the cars operated by Tenant and its subtenants, licensees, invitees, concessionaires, officers and employees. All amounts due under the provisions of this paragraph shall be deemed to be Additional Rent. Landlord reserves the right to substitute assigned parking spaces at any time and from time to time during the Term as may be reasonably required by Landlord. Tenant shall not abandon or permit to be abandoned any vehicles on the Demised Premises or in any Common Facilities nor shall Tenant keep vehicles on the Demised Premises or in any Common Facilities which, in the Landlord's sole opinion, create a nuisance or hazard. Landlord shall not be responsible for any damage or theft of any vehicle in the parking area and shall not be required to keep parking spaces clear of unauthorized vehicles or to otherwise supervise the use of the parking area.

         46. LANDLORD'S LIABILITY FOR LOSS OF PROPERTY Landlord shall not be liable for any loss of property from any cause whatsoever, including, but not limited to, theft or burglary, fire and other casualty, from the Demised Premises, and any such loss arising from the negligence of Landlord, its agents, servants or invitees, or from defects, errors or omissions in the construction or design of the Demised Premises and/or the Building including the structural and non-structural portions thereof, and Tenant covenants and agrees to make no claim for any such loss at any time.

         47. PARTIAL INVALIDITY/GOVERNING LAW. If any provisions of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of the Lease shall be valid and enforceable to the fullest extent permitted by law. This Lease agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         48. BROKER. Tenant represents and warrants to Landlord that the Brokers, as defined in Paragraph 1, are the sole brokers with whom Tenant has negotiated in bringing about this Lease, and Tenant agrees to indemnify and hold Landlord and its mortgagee (s) harmless from any and all claims of other brokers and expenses in connection therewith arising out of or in connection with the negotiation of or the entering into this Lease by Landlord and Tenant. Landlord shall pay the Brokers' commission pursuant to a separate agreement with Burns Commercial Realty, Inc.; the Brokers shall not be deemed third-party beneficiaries of this provision. In no event shall Landlord's mortgagee (s) have any obligation to any broker involved in this transaction. In the event that no broker was involved as aforesaid, then Tenant represents and warrant to Landlord that no broker brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from any and all claims of any broker arising out of or in connection with the negotiations of or the entering into of this Lease by Tenant and Landlord and to that end shall indemnify Landlord for all loss, costs or damage including reasonable attorneys' fees arising therefrom.

         49. COMPLETE AGREEMENT. This Lease constitutes the complete agreement and understanding between the parties hereto with respect to the matters set forth herein, and supersedes and terminates any and all prior negotiations or understandings between the parties hereto. No alteration, amendment or modification of any of the terms and provisions of this Lease shall be valid unless made pursuant to an instrument in writing signed by each of the parties hereto. No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some future writing signed by the party making such representation(s) or promises(s). The parties do not intend to confer any benefit hereunder on any person, firm, corporation or other entity, other than the parties hereto.

         50. PARAGRAPH HEADINGS. The paragraph headings in this Lease and position of its provision are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

         51. LANDLORD'S LIEN. (INTENTIONALLY OMITTED)

         52. NOTICE. Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered mail or certified mail in a postpaid envelope, if to Tenant at the address as set forth in Paragraph 1, Attention: Manager; if to Landlord, at Landlord's address as set forth in Paragraph 1, Attention: Jeffrey Kessel or Steve Kessel; or to either at such address as Tenant or Landlord, respectively, may designate by written notice in accordance with this paragraph. Notice shall be deemed to have been duly given, if delivered personally, or delivery thereof, and if mailed, upon the 10th day after mailing thereto.

         53. WAIVER OF TRIAL BY JURY. To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Demised Premises.

         54. APPLICABILITY TO HEIRS AND ASSIGNS. The provisions of this Lease shall apply to, bind and inure to the benefit of Landlord and Tenant and their respective heirs, successors, legal representatives and assigns. It is understood that the term "Landlord" as used in this Lease means only the owner, a mortgagee in possession or a term lessee of the Building, so that in the event of any sale of the Building or of any lease thereof or if a mortgagee shall take possession of the Premises, Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the term lessee of the Building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder accruing thereafter and Tenant shall, upon receipt of notice from the owner of the reversion, attorn thereto.

         55. EXPIRATION OF TERM - RETURN OF DEMISED PREMISES IN GOOD CONDITION. On the last day or sooner termination of this Lease, Tenant shall quit and surrender the Demised Premises broom-clean, in good condition and repair, reasonable wear and tear excepted, together with all alterations, additions and improvements which may have been made in, on, or to the Demised Premises, except movable furniture or unattached movable trade fixtures put in at the sole expense of the Tenant (provided Tenant has not been in default under this Lease) provided, however, that Tenant shall ascertain from Landlord at least thirty
(30) days before the end of the Term whether Landlord desires to have the Demised Premises, or any part thereof, restored to the condition in which it was originally delivered to Tenant prior to Landlord's Work, and if Landlord shall so desire then Tenant, at its own cost and expense, shall restore the same before the end of the Term. All trade fixtures, equipment, furniture, alterations, additions and improvements not so removed will conclusively be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant or to any other person and without obligation to account for them. Tenant will pay Landlord all expenses incurred in connection with Landlord's disposition of such property, including without limitation the cost of repairing any damage to the Building or Demised Premises caused by removal of such property. Tenant agrees upon termination of this Lease, the air conditioning, cooling systems, heating equipment and plumbing and electrical systems shall be in good, operable conditions, and all lighting fixtures shall be operable and, in the same location as when delivered to Tenant by Landlord and bulbs where necessary, replaced. Tenant shall also comply with the provision of Paragraph 14 prior to termination of this Lease. If the Demised Premises are not surrendered as and when aforesaid, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Demised Premises including, without limiting, any claims made by any succeeding occupant founded on such delay. Tenant's obligations under this paragraph shall survive the expiration or sooner termination of the Term.

         56. HOLDOVER TENANCY. If Tenant holds possession of the Demised Premises after the Term of this Lease, at the option of Landlord, Tenant shall become a tenant from month-to-month, at a monthly basic rental equal to three
(3) times the sum of (i) the Monthly Basic Rent payable for the last month of the Term, and (ii) one twelfth (1/12th) of Property Expense Rent. Such month-to-month tenancy shall continue until termination of intent to terminate such month-to-month tenancy.

         57. ADDITIONAL COVENANTS. Tenant covenants and agrees that at all times during the Term it shall not at any time without first obtaining Landlord's prior written consent:

              (A) Not Change Exterior Architecture. Change (whether by alteration, replacement, rebuilding or otherwise) the exterior color and/or architectural treatment of the Demised Premises or of the Building in which the same is located, or any part thereof.

              (B) Not Misuse Plumbing Facilities. Use the plumbing facilities for any purpose other than that for which they were constructed, or dispose of any garbage or other foreign substance therein, whether through the utilization of so-called "garbage disposal" or similar units or otherwise.

              (C) No Liens. Subject any fixtures, furnishings or equipment in or on the Demised Premises which are affixed to the realty, to any mortgages, liens, conditional sales agreements, security interests or encumbrances.

              (D) Not Damage the Demised Premises. Perform any act or carry on any practice which may damage, mar or deface the Demised Premises or any other part of the Building.

              (E) Not Exceed Electrical Load. Install, operate or maintain in the Demised Premises, any electrical equipment which does not bear approval of the underwriters' laboratories, or which would overload the electrical system therein, or any part thereof, beyond its reasonable capacity for proper and safe operation.

              (F) Not Permit Odors, etc. Suffer, allow or permit any offensive or obnoxious vibration, noise, odor or other undesirable effect to emanate from the Demised Premises, or any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise unreasonably interfere with the safety, comfort or convenience of Landlord or any other occupants of the Building; upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant shall forthwith (but in all events within five (5) days) remove or control the same.

              (G) Not Interfere with Insurance, Compliance, Improper Use. Use or occupy the Demised Premises or do or permit anything to be done thereon in any manner which shall prevent Landlord and/or other Tenants from obtaining at standard rates any insurance required or desired, or which would invalidate or increase the cost to Landlord of any existing insurance, or which might cause structural injury to the Building, or which would constitute a public or private nuisance or which would violate any present or future laws, regulations, ordinances or requirements (ordinary or extraordinary, foreseen or unforeseen) of the federal, state or municipal governments, or of any department, subdivisions, bureaus or offices thereof, or of any other governmental public or quasi-public authorities now existing or hereafter created having jurisdiction in the Demised Premises, or the Building of which the Demised Premises forms a part. If, at any time, and from time to time, as a result of, or in connection with, any failure by Tenant to comply with the foregoing or any act of omission or commission by Tenant, its employees, agents, contractors or licensees, or as a result of, or in connection with, the use to which the Demised) put (notwithstanding that such use may be for purposes hereinbefore permitted, or that such use may have been consented to by Landlord), the insurance rates applicable to the Demised Premises or the Building in which same are located, or to any other Demised Premises in said Building and/or to the contents in any or all of the aforesaid properties (including rent insurance relating thereto) shall be higher than that which would be applicable for the least hazardous type of occupancy legally permitted therein, Tenant agrees that it will pay to Landlord, on demand, as Additional Rent, such portion of the premiums for all fire insurance policies (including extended coverage) in force with respect to the aforesaid properties (including rent insurance relating thereto) and the contents of any occupant thereof as shall be attributable to such higher rates.

        58. MISCELLANEOUS.

              (A) Tenant warrants and represents that it will, at no time, install any underground storage tanks on the Demised Premises. A breach of this covenant shall be deemed a default under the Lease, and Landlord shall have the right to terminate the Lease upon the happening of such event.

              (B) Tenant shall, not without Landlord's prior written consent, install any window coverings, blinds, curtains, shades, except, as may be otherwise consented to by Landlord. Tenant acknowledges that Landlord intends to have all Tenants in the Building in which the Demised Premises are located use a uniform window treatment.

              (C) Tenant shall be responsible for removal of its own trash. Tenant shall engage the services of the refuse hauler, as designated by Landlord. Tenant acknowledges that for economies of scale, all Tenants in the Building in which the Demised Premises are located are to use the same refuse hauler.

              (D) Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installments shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgement, to absorb and prevent vibration, noise and annoyance.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals or caused these presents to be signed by their proper corporate officers, and their proper corporate seal to be hereto affixed, in the day and year first above written.

WITNESS:                                   JOLIN REALTY
                                       Landlord

-----------------------        By: /s/ Jeffrey A. Kessel
                                   -----------------------------------
                                   Jeffrey A. Kessel


ATTEST:                                TELLURIAN, INC.,



                               By: /s/ Stuart French
                                   ---------------------------------
                                   Stuart French